SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 9, 2003
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                Date of report (Date of earliest event reported)


                                YOUBET.COM, INC.
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               (Exact name of Registrant as Specified in Charter)



          Delaware                    33-13789                   95-4627253
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(State of Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)



              5901 De Soto Avenue, Woodland Hills, California 91367
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code            (818) 668-2100
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ITEM 5.   OTHER EVENTS.

On September 9, 2003 the registrant issued the attached press release. Other documents related to the press release are also attached.


ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements.
         None.

     (b) Proforma Financial Information. None.

     (c) Exhibits.


99.1     Press Release issued September 8, 2003.
99.2a a Copy of documents filed with the Court of Chancery of the State of Delaware, Part I
99.2b Copy of documents filed with the Court of Chancery of the State of Delaware, Part II
99.3 Copy of letter from Youbet.com, Inc. to Gemstar/TV Guide dated September 3, 2003
99.4     Copy  of  letter  from  Gemstar/TV Guide dated August 29, 2003.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    YOUBET.COM, INC.

Date:    September 9, 2003                          By: /s/ CHARLES CHAMPION
                                                    Name: Charles Champion
                                                    Title:   CEO and President